INVESCO MID CAP CORE EQUITY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          1

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                      73,983
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                       3,311
              Class C                      13,281
              Class R                       8,025
              Class Y                       8,314
              Institutional Class          15,427

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $    21.02
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $    16.66
              Class C                  $    16.62
              Class R                  $    20.66
              Class Y                  $    21.14
              Institutional Class      $    22.03

INVESCO SMALL CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          7

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $   15,755
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $      170
              Class C                  $      392
              Class R                  $    1,356
              Class Y                  $      150
              Investor                 $    3,798
              Institutional Class      $    8,680
                                       $        -
73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.5232
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.5232
              Class C                  $   0.5232
              Class R                  $   0.5232
              Class Y                  $   0.5232
              Investor                 $   0.5232
              Institutional Class          0.5232

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                      29,939
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                         321
              Class C                         758
              Class R                       2,631
              Class Y                         290
              Investor                      7,349
              Institutional Class          17,148

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $    27.71
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $    23.58
              Class C                  $    23.55
              Class R                  $    26.89
              Class Y                  $    27.93
              Investor                 $    28.49
              Institutional Class      $    29.27

INVESCO GLOBAL EQUITY FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          9

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $    1,330
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $       29
              Class C                  $       28
              Class R                  $        9
              Class Y                  $       11
              Institutional Class      $      341

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.1389
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.0298
              Class C                  $   0.0298
              Class R                  $   0.1028
              Class Y                  $   0.1721
              Institutional Class      $   0.2238

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                       9,588
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                         956
              Class C                         956
              Class R                          86
              Class Y                          58
              Institutional Class           1,552

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $    10.28
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $     9.74
              Class C                  $     9.73
              Class R                  $    10.30
              Class Y                  $    10.29
              Institutional Class      $    10.39

INVESCO GROWTH ALLOCATION FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          11

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $    8,165
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $      592
              Class C                  $      667
              Class R                  $      292
              Class S                  $      773
              Class Y                  $       46
              Institutional Class      $        3

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.2499
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.0984
              Class C                  $   0.0984
              Class R                  $   0.1995
              Class S                  $   0.2694
              Class Y                  $   0.2986
              Institutional Class      $   0.3089

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                      51,838
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                      10,353
              Class C                      11,728
              Class R                       2,046
              Class S                       2,836
              Class Y                         241
              Institutional Class               4

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $    10.73
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $    10.64
              Class C                  $    10.64
              Class R                  $    10.71
              Class S                  $    10.73
              Class Y                  $    10.72
              Institutional Class      $    10.78

INVESCO MODERATE ALLOCATION FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          12

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $    8,717
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $    1,197
              Class C                  $    1,628
              Class R                  $      416
              Class S                  $      858
              Class Y                  $       37
              Institutional Class      $       27

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.2430
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.1678
              Class C                  $   0.1678
              Class R                  $   0.2177
              Class S                  $   0.2524
              Class Y                  $   0.2666
              Institutional Class      $   0.2685

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                      46,350
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                       8,990
              Class C                      11,121
              Class R                       1,725
              Class S                       3,394
              Class Y                         178
              Institutional Class             107

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $    10.39
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $    10.35
              Class C                  $    10.34
              Class R                  $    10.38
              Class S                  $    10.38
              Class Y                  $    10.39
              Institutional Class      $    10.42

INVESCO CONSERVATIVE ALLOCATION FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          15

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $    3,950
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $      528
              Class C                  $      864
              Class R                  $      181
              Class S                  $       39
              Class Y                  $       23
              Institutional Class      $        2

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.3589
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.3086
              Class C                  $   0.3086
              Class R                  $   0.3420
              Class S                  $   0.1521
              Class Y                  $   0.3754
              Institutional Class      $   0.3754

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                      20,230
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                       3,530
              Class C                       5,696
              Class R                         825
              Class S                         257
              Class Y                         118
              Institutional Class               8

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $     9.95
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $     9.87
              Class C                  $     9.89
              Class R                  $     9.93
              Class S                  $     9.96
              Class Y                  $     9.93
              Institutional Class      $     9.98

INVESCO INCOME ALLOCATION FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          16

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $    2,225
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $      200
              Class C                  $      573
              Class R                  $       37
              Class Y                  $       38
              Institutional Class      $        1

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.3568
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.2839
              Class C                  $   0.2839
              Class R                  $   0.3325
              Class Y                  $   0.3814
              Institutional Class      $   0.3814

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                       6,627
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                         685
              Class C                       2,147
              Class R                         122
              Class Y                         156
              Institutional Class               3

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $     9.62
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $     9.63
              Class C                  $     9.63
              Class R                  $     9.62
              Class Y                  $     9.62
              Institutional Class      $     9.62

INVESCO INTERNATIONAL ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          17

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                  $    2,146
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B                  $       96
              Class C                  $      229
              Class R                  $       69
              Class Y                  $       84
              Institutional Class      $        4

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                  $   0.1593
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                  $   0.0693
              Class C                  $   0.0693
              Class R                  $   0.1298
              Class Y                  $   0.1860
              Institutional Class      $   0.1881

74U.      1   Number of shares outstanding (000's Omitted)
              Class A                      13,633
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                       1,380
              Class C                       3,311
              Class R                         545
              Class Y                         485
              Institutional Class              20

74V.      1   Net asset value per share (to nearest cent)
              Class A                  $     9.07
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                  $     8.98
              Class C                  $     8.98
              Class R                  $     9.04
              Class Y                  $     9.07
              Institutional Class      $     9.10

INVESCO BALANCED-RISK RETIREMENT NOW FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          18

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                 $     142
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class A5                $     301
                  Class B                 $       9
                  Class C                 $      29
                  Class C5                $      58
                  Class R                 $      24
                  Class R5                $       5
                  Class Y                 $       5

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.1402
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class A5                $  0.1400
                  Class B                 $  0.1062
                  Class C                 $  0.1063
                  Class C5                $  0.1063
                  Class R                 $  0.1289
                  Class R5                $  0.1296
                  Class Y                 $  0.1516
                  Institutional Class     $  0.1515

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                     1,148
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class A5                     2307
                  Class B                        93
                  Class C                       275
                  Class C5                      557
                  Class R                       201
                  Class R5                       53
                  Class Y                        34
                  Institutional Class             3

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $    8.84
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class A5                $    8.83
                  Class B                 $    8.77
                  Class C                 $    8.78
                  Class C5                $    8.78
                  Class R                 $    8.82
                  Class R5                $    8.82
                  Class Y                 $    8.86
                  Institutional Class     $    8.86

INVESCO BALANCED-RISK RETIREMENT 2020 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          20

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                 $     638
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class A5                $     379
                  Class B                 $      58
                  Class C                 $      91
                  Class C5                $      70
                  Class R                 $     133
                  Class R5                $      32
                  Class Y                 $      10

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.2313
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class A5                $  0.2313
                  Class B                 $  0.1679
                  Class C                 $  0.1679
                  Class C5                $  0.1679
                  Class R                 $  0.2101
                  Class R5                $  0.2101
                  Class Y                 $  0.2526
                  Institutional Class     $  0.2526

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                     2,918
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class A5                     1689
                  Class B                       353
                  Class C                       595
                  Class C5                      431
                  Class R                       657
                  Class R5                      160
                  Class Y                        44
                  Institutional Class             1

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $    9.05
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class A5                $    9.05
                  Class B                 $    8.97
                  Class C                 $    8.95
                  Class C5                $    8.95
                  Class R                 $    9.02
                  Class R5                $    9.02
                  Class Y                 $    9.06
                  Institutional Class     $    9.09

INVESCO BALANCED-RISK RETIREMENT 2030 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          21

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                 $     565
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class A5                $     278
                  Class B                 $      58
                  Class C                 $     114
                  Class C5                $      36
                  Class R                 $     177
                  Class R5                $      20
                  Class Y                 $      66

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.2289
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class A5                $  0.2289
                  Class B                 $  0.1686
                  Class C                 $  0.1686
                  Class C5                $  0.1686
                  Class R                 $  0.2090
                  Class R5                $  0.2090
                  Class Y                 $  0.2487
                  Institutional Class     $  0.2487

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                     2,581
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class A5                     1242
                  Class B                       354
                  Class C                       707
                  Class C5                      218
                  Class R                       880
                  Class R5                       98
                  Class Y                       275
                  Institutional Class             1

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $    8.72
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class A5                $    8.72
                  Class B                 $    8.65
                  Class C                 $    8.64
                  Class C5                $    8.64
                  Class R                 $    8.68
                  Class R5                $    8.68
                  Class Y                 $    8.73
                  Institutional Class     $    8.75

INVESCO BALANCED-RISK RETIREMENT 2040 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          22

72DD.       1    Total income dividends for which record date passed during the period. (000's Omitted)
                 Class A                  $     551
            2    Dividends for a second class of open-end company shares (000's Omitted)
                 Class A5                 $     171
                 Class B                  $      46
                 Class C                  $     121
                 Class C5                 $      21
                 Class R                  $     145
                 Class R5                 $      25
                 Class Y                  $       8
                 Institutional Class      $       1

73A.             Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1    Dividends from net investment income
                 Class A                  $  0.3564
            2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                 Class A5                 $  0.3564
                 Class B                  $  0.2996
                 Class C                  $  0.2996
                 Class C5                 $  0.2996
                 Class R                  $  0.3367
                 Class R5                 $  0.3367
                 Class Y                  $  0.3751
                 Institutional Class      $  0.3751

74U.        1    Number of shares outstanding (000's Omitted)
                 Class A                      1,639
            2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                 Class A5                       497
                 Class B                        158
                 Class C                        426
                 Class C5                        73
                 Class R                        451
                 Class R5                        77
                 Class Y                         23
                 Institutional Class              1

74V.        1    Net asset value per share (to nearest cent)
                 Class A                  $    8.23
            2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                 Class A5                 $    8.22
                 Class B                  $    8.15
                 Class C                  $    8.14
                 Class C5                 $    8.14
                 Class R                  $    8.19
                 Class R5                 $    8.20
                 Class Y                  $    8.24
                 Institutional Class      $    8.25

INVESCO BALANCED-RISK RETIREMENT 2050 FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          23

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                       156
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class A5                       32
                  Class B                         8
                  Class C                        30
                  Class C5                        2
                  Class R                        40
                  Class R5                        3
                  Class Y                        14

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.1912
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class A5                $  0.1912
                  Class B                 $  0.1463
                  Class C                 $  0.1463
                  Class C5                $  0.1463
                  Class R                 $  0.1748
                  Class R5                $  0.1748
                  Class Y                 $  0.2066
                  Institutional Class     $  0.2066

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                       926
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class A5                      174
                  Class B                        59
                  Class C                       231
                  Class C5                       12
                  Class R                       236
                  Class R5                       18
                  Class Y                        59
                  Institutional Class             1

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $    8.20
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class A5                $    8.20
                  Class B                 $    8.11
                  Class C                 $    8.13
                  Class C5                $    8.12
                  Class R                 $    8.17
                  Class R5                $    8.17
                  Class Y                 $    8.21
                  Institutional Class     $    8.21

INVESCO VAN KAMPEN U.S. MORTGAGE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          26

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                 $  29,288
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class B                 $     423
                  Class C                 $     383
                  Class Y                 $     113
                  Institutional Class     $       1

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.6553
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class B                 $  0.5541
                  Class C                 $  0.5532
                  Class Y                 $  0.6896
                  Institutional Class     $  0.6973

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                    43,481
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                       633
                  Class C                       722
                  Class Y                       132
                  Institutional Class             1

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $   12.99
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                 $   12.93
                  Class C                 $   12.90
                  Class Y                 $   13.04
                  Institutional Class     $   13.03

INVESCO CONVERTIBLE SECURITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          27

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                 $   9,210
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class B                 $     151
                  Class C                 $     977
                  Class Y                 $   4,016
                  Institutional Class     $      31

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.3894
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class B                 $  0.2403
                  Class C                 $  0.2383
                  Class Y                 $  0.4398
                  Institutional Class     $  0.3638

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                    27,605
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                       558
                  Class C                     4,676
                  Class Y                    10,861
                  Institutional Class            98

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $   18.78
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                 $   18.83
                  Class C                 $   18.69
                  Class Y                 $   18.81
                  Institutional Class     $   18.78

INVESCO VAN KAMPEN LEADERS FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2011
FILE NUMBER:         811-2699
SERIES NO.:          31

72DD.        1    Total income dividends for which record date passed during the period. (000's Omitted)
                  Class A                 $   2,315
             2    Dividends for a second class of open-end company shares (000's Omitted)
                  Class B                 $     492
                  Class C                 $     339
                  Class Y                 $       6

73A.              Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1    Dividends from net investment income
                  Class A                 $  0.1679
             2    Dividends for a second class of open-end company shares (form nnn.nnnn)
                  Class B                 $  0.1001
                  Class C                 $  0.1717
                  Class Y                 $  0.1906

74U.         1    Number of shares outstanding (000's Omitted)
                  Class A                    13,276
             2    Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                  Class B                     4,563
                  Class C                     1,826
                  Class Y                        26

74V.         1    Net asset value per share (to nearest cent)
                  Class A                 $    8.75
             2    Net asset value per share of a second class of open-end company shares (to nearest cent)
                  Class B                 $    8.74
                  Class C                 $    8.64
                  Class Y                 $    8.75